Navigating Today’s Volatile Crop Nutrient Markets
2012 CoBank Knowledge Exchange Forum:
The Globalization of Agriculture:  An Era of Promise and Challenge
Chicago, Ill
June 6-7, 2012
Dr. Michael R. Rahm
Vice President, Market and Strategic Analysis
The Mosaic Company
Exhibit 99.1

2
Safe Harbor Statement
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results. Such statements are based upon the current beliefs and expectations of The Mosaic
Company’s management and are subject to significant risks and uncertainties.
These risks and uncertainties include but are not limited to the predictability and volatility of, and customer expectations about, agriculture, fertilizer, raw material, energy and transportation markets that are subject to competitive and other pressures and economic and credit market conditions; the level of inventories in the distribution channels for crop nutrients; changes in foreign currency and exchange rates; international trade risks;
changes in government policy; changes in environmental and other governmental regulation, including greenhouse gas regulation, and implementation of the U.S. Environmental Protection Agency’s numeric water quality standards for the discharge of nutrients into Florida lakes and streams or possible efforts to reduce the flow of excess nutrients into the Gulf of Mexico; further developments in judicial or administrative proceedings;
difficulties or delays in receiving, or increased costs of or challenges to necessary governmental permits or approvals; the effectiveness of our processes for managing our strategic priorities; adverse weather conditions affecting operations in Central Florida or the Gulf Coast of the United States, including potential hurricanes or excess rainfall; actual costs of various items differing from management’s current estimates, including, among others, asset retirement, environmental remediation, reclamation or other environmental regulation, or Canadian resources taxes and royalties; accidents and other disruptions involving Mosaic’s operations, including brine inflows at its Esterhazy, Saskatchewan potash mine and other potential mine fires, floods, explosions, seismic events or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic Company’s reports filed with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements.

Agenda • Crop Nutrients Overview • Demand Drivers and Prospects • Market Outlook – Expected Features • Risk Management Challenges • Factors to Watch or Game Changers

Crop Nutrients Overview

Crop Nutrients Overview
• Crop nutrients are plant food
• 17 chemical elements are required for plant growth
• Justus von Liebig’s Law of the Minimum
• N-P-K:  the carbohydrates, protein and fat of a plant’s diet
• Growing importance of secondary nutrients and micronutrients
• Nutrients delivered in a variety of crop nutrient products
5
Liebig’s Barrel

Primary Crop Nutrients Overview
• Nitrogen (N)
– Basic production process:  highly energy intensive Haber-Bosch process to synthesize anhydrous ammonia
– Key input: a hydrocarbon feed stock (two-thirds from natural gas)
– Global agricultural use: ~108 million tonnes N contained in ~ 265 million tonnes of mostly downstream products
– Main products
• Anhydrous ammonia (82% N – gas)
• Urea (46% N – solid)
• Urea-ammonium nitrate (UAN) solution (28%-32% N – liquid)
• Ammonium nitrate (34% N – solid)
• Ammonium sulphate (21% N – solid)
• Ammonium phosphate products (10%-18% N – solid)
– Leading producers: China, Russia, India, Mideast, Caribbean,
North America, Indonesia
6
N Use
by
Crop
N Use
by
Product
SOURCE: IFA, FERTECON AND
MOSAIC

7 NH3

5
6
7
8
9
10
11
12
13
14
15
16
Jan 05 Jan 06 Jan 07 Jan 08 Jan 09 Jan 10 Jan 11 Jan 12
$ MM Btu
Henry Hub Natural Gas Price
Daily Closing Price of the Front Month Contract
Source: NYMEX
A re-birth of the U.S. nitrogen industry?
0.0
2.5
5.0
7.5
10.0
12.5
15.0
17.5
20.0
22.5
25.0
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11
Mil Tons
North American Ammonia Production
Canada U.S.
Source: TFI and Mosaic
Fertilizer Year Ending June 30
0%
20%
40%
60%
80%
100%
0.0
3.0
6.0
9.0
12.0
15.0
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11
Percent
Mil Tons N
Fertilizer Year Ending June 30
U.S. Nitrogen Use
Total Use Net Imports Imports as Percent of Use
Source: USDC, AAPFCO and Mosaic

Primary Crop Nutrients Overview
• Phosphate (P)
– The production process - making phosphorus water soluble
– Key inputs: phosphate rock mineral ore, sulphur and ammonia
–
Global agricultural
use: ~41 million tonnes P
2
O
5
or ~ 100 million
tonnes of product
– Main products
• Diammonium phosphate (DAP) (46% P
2
O
5
– solid)
• Monoammonium phosphate (MAP) (52% P
2
O
5
– solid)
• Triple superphosphate (TSP) (46% P
2
O
5
– solid)
• Single superphosphate (SSP) (18%-22% P
2
O
5
– solid)
• NPK and NP compounds (% P
2
O
5
varies – both solid and liquid)
• Sulphur and micronutrient enhanced ammonium phosphate
products (% P
2
O
5
varies – solid)
– Leading producers: China, USA, Morocco/North Africa, Russia
9
P O
5
Use
by
Product
P O
5
Use
by
Crop
SOURCE: IFA, FERTECON AND
MOSAIC
2
2

10

U.S. – large but smaller role 11 Source: TFI and Mosaic Fertilizer Year Ending June 30 Source: TFI and Mosaic Fertilizer Year Ending June 30

Primary Crop Nutrients Overview
• Potash (K)
– Production process:  simple separation processes
– Key inputs: potash mineral ore (sylvinite, carnallite and langbeinite)
• Conventional underground mines (500 to 1000+ meters deep)
• Solution mines
• Salt lake brines (e.g. Dead Sea, Qinghai and Great Salt Lake)
– Global agricultural use: ~29 million tonnes K
2
O or ~ 49 million tonnes
product
– Main products
• Potassium chloride (MOP) (60-62% K
2
O – solid)
• Potassium sulphate (SOP) (50% K
2
O – solid)
• Potassium-magnesium-sulphate (22% K
2
O – solid)
– Leading producers: Canada, Russia, Belarus, Germany, Israel, Jordan
12
K  O Use
by
Crop
K  O Use
by
Product
SOURCE: IFA, FERTECON AND
MOSAIC
2
2

13

14
0

10
15
20
25
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11E 12F
Mil Tons
KCl
North American MOP Production
U.S. Canada
Source: IPNI and Mosaic
Fertilizer Year Ending June 30
0
2
4
6
8
10
12
14
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11E 12F
Mil Tons
KCl
North American MOP Exports
U.S. Canada
Source: IPNI and Mosaic
Fertilizer Year Ending June 30
Canada – a large and growing role

Crop Nutrient Markets
• A separate and unique market for each nutrient
– Common demand drivers
– Different supply drivers
• Natural resources required
• Other raw materials
• Location of resources
• Technological processes
• Market characteristics
– Global
– Commodity based
– Cyclical
– Long and large supply chain

Market Characteristics
• Global
– Highly traded commodities
– By a large number of successful trading companies
16
Exports as a
World Use Total Exports Percent of Use
Coarse Grain 1,074.8 119.1 11.1%
Wheat 634.4 127.7 20.1%
Rice 432.0 31.2 7.2%
Total Grain 2,141.2 278.1 13.0%
Nitrogen (N) 100.3 40.6 40.4%
Phosphate (P2
O
5
) 38.0 23.8 62.5%
Potash (K2
O) 26.2 18.7 71.3%
Total Nutrients 164.5 83.0 50.4%
Source: USDA, IFA, Fertecon, Mosaic
Five Year Averages 2006/07 - 2010/11
Note: Nitrogen includes ammonia, urea, ammonium nitrate, ammonium sulphate and calcium ammonium nitrate. Phosphate includes rock, phosphoric acid, DAP, MAP, TSP, SSP.
Potash includes MOP only. Data exclude intra-North American shipments.
NPKs are not included.
World Fertilizer and Grain Trade
(million tonnes)

Market Characteristics
• Cyclical – But the cycle has shifted up

Time
Price
New Scenario
• $5.00-$7.00 bu Corn
• $80-100 bbl Oil
• $4.50 MM Btu Gas
• $100-$200 MT Rock
• $2000+ MT K Capacity
Change
Old Scenario
• $2.00-$2.50 bu Corn
• $10-$20 bbl Oil
• $2.00 MM Btu Gas
• $30-$40 MT Rock
• $1000 MT K Capacity
Market prices determined
by supply and demand
• When demand exceeds supply
price increases above this level
to attract capital into this sector
• Higher operating and capital
costs are pushing up this ceiling
Price Required for New Capacity
Marginal Cost of Efficient Producers
• When supply exceeds demand price
drops to or below this floor to force
high cost capacity to shut down
• Increases in raw materials and energy
costs are pushing up this floor

Crop Nutrient Markets
• Long and large supply chain/distribution pipeline
– Production – beginning of the supply chain
• Typically located near the source of the natural resource
(i.e. long pipeline)
• Operations run 24-7-365
– Farm application – end of the supply chain
• One or two short application windows (i.e. large pipeline)
– Pipeline flow
• Regular flow required to
– Have product in place when farmers want to apply it
– Keep mines and plants running
• Flow impacted by
– Weather
– Price expectations
– Supply/demand changes

Demand Drivers and Prospects

The food story by the numbers
1. Population growth and increases in per capital GDP
are expected to generate steady and predictable
increases in global grain and oilseed (food) demand.
2. Farmers around the globe will need to harvest record
area and produce yields that exceed the 30-year
trend in order to meet projected demand.
3. Additional harvested area and higher yields will drive
continued increases in crop nutrient demand.
2
3
1
Connecting the Dots
1,000
1,500
2,000
2,500
3,000
3,500
4,000
4,500
5,000
5,500
80 85 90 95 00 05 10 15 20 25 30 50
Mil Tonnes
Source:  USDA and Mosaic
World Grain and Oilseed Use
60
80
100
120
140
160
180
200
220
80 85 90 95 00 05 10 15 20
Mil Tonnes
World Crop Nutrient Use
Actual - FSU Actual - ROW Mosaic Model
IFA Fertecon Mosaic Survey
1.75
2.00
2.25
2.50
2.75
3.00
3.25
3.50
3.75
4.00
750
775
800
825
850
875
900
925
950
975
80 85 90 95 00 05 10 15 20 25 30
MT Ha
Mil Ha
Source:  USDA and Mosaic
World Harvested Area and Average Yield
Actual  Area Forecast Area Actual Yield
Required Yield 1980-10 Yield Trend 2000-10 Yield Trend
Actual for U.S. Ethanol Actual Forecast for U.S. Ethanol Forecast

21

Source:  AAPFCO, TFI and Mosaic
3.00
3.25
3.50
3.75
4.00
4.25
4.50
4.75
5.00
95 97 99 01 03 05 07 09 11E 13F 15F 17F
Mil Tons P  O
Fertilizer Year Ending June 30
U.S. Phosphate Use
2.50
3.00
3.50
4.00
4.50
5.00
5.50
6.00
95 97 99 01 03 05 07 09 11E 13F 15F 17F
Mil Tons K  O
Fertilizer Year Ending June 30
U.S. Potash Use
2
2 5
16
17
18
19
20
21
22
23
24
95 97 99 01 03 05 07 09 11E 13F 15F 17F
Fertilizer Year Ending June 30
U.S. Nutrient Use
9.0
9.5
10.0
10.5
11.0
11.5
12.0
12.5
13.0
13.5
95 97 99 01 03 05 07 09 11E 13F 15F 17F
Million Tons N
Fertilizer Year Ending June 30
U.S. Nitrogen Use

Corn
45.9%
Wheat
11.7%
Rice
1.7%
Other Coarse
Grains
2.7%
Sugar Crops
1.4%
Other Oilseed
1.8%
Soybean
6.0%
Cotton
2.5%
Fruits & Veg.
5.3%
Other Crops
21.0%
U.S. Fertilizer Use by Crop 2007/08
Source: IFA

Market Outlook – Expected Features

Phosphate
Strong demand growth underpinned by the food
and energy stories
- Relatively high commodity prices
- Profitable farm economics worldwide
- Global phosphate demand growth of 2.5%-3.0% per year
- DAP/MAP/TSP shipment growth of ~3% per year
Net capacity increases expected to keep pace
with demand growth
Nearly all of the projected demand and capacity
growth outside North America
North American industry projected to remain a
large and stable producer and exporter

Potash

Global market tightened beginning in 2004
- Strong demand growth (BIC + Indonesia/Malaysia)
- FSU supplies absorbed
- Capacity atrophy
Also strong demand growth underpinned by the
food and energy stories
- Global potash demand and MOP shipment growth of 3.0%-
3.5% per year
Large number of brownfield projects expected
online during the next several years
- Existing producers heavily re-investing in new capacity
- Prices move to justify brownfield but not greenfield projects
Large mining companies potential new entrants
Junior potash projects unlikely to move forward

Risk Management Challenges

50
150
250
350
450
550
650
750
850
00 01 02 03 04 05 06 07 08 09 10 11 12
$ ST
Granular Urea Prices
NOLA Barge
Source: Green Markets
100
200
300
400
500
600
700
800
900
1000
1100
1200
1300
00 01 02 03 04 05 06 07 08 09 10 11 12
$ MT
DAP Prices
fob Tampa Vessel
Source: Fertecon
100
200
300
400
500
600
700
800
900
1000
00 01 02 03 04 05 06 07 08 09 10 11 12
$ ST
MOP Prices
Blend Grade fob U.S. Midwest Warehouse
Source: Green Markets
0
100
200
300
400
500
600
700
00 01 02 03 04 05 06 07 08 09 10 11 12
$ LT
Sulphur Prices
c&f Tampa
Source: Green Markets

Extraordinary commodity price volatility
0
100
200
300
400
500
600
700
800
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
Index
(2000 = 100)
Crop Nutrient and Other Commodity Prices
Urea DAP MOP Oil Corn Copper
Source: CBOT, NYMEX, Green Markets, ICIS and Mosaic

0
100
200
300
400
500
600
700
800
900
1000
1100
1200
1300
92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12
$ MT
DAP Price
Quarterly Average fob Tampa Vessel
Actual Model Forecast
“Just because crop nutrient prices are volatile does not mean large price movements are not explainable.
However, just because statistical models explain price
movements does not imply that prices are predictable.”
Market Mosaic Winter 2009/10

Futures Markets
Forward Pricing
– Temporary substitute for a cash market transaction
that will be made in the future
– Forward price output and raw material to establish a
margin
• Soybean Processing
• Petroleum Refining
Hedging
– True hedge:  having equal and opposite priced
positions in a cash and futures market
• Grain merchandiser
Crop Nutrient Future Contracts
(Past)
– CBOT and CME
• Crop Nutrient Swaps Contracts
(Present)
– Freight Investor Services (FIS) and Direct Hedge

Lack of Industry Interest?
More risk-loving than risk-averse?
Ability to pass price volatility on to the
end user
Shift as much price risk as possible
back to the manufacturers
Smaller and more frequent purchases
Relying on just-in-time inventory
Entering into warehousing and consignment
arrangements with manufacturer
Utilizing warehousing agreements and no-
price-established (NPE) contracts offered by
some manufacturers to limit inventory
valuation risk

The Mosaic Company
Voice of Customers
– Customers want risk management tools
– But are they willing to pay for this insurance?
– Way for a crop nutrient producer to differentiate
its offering from that of competitors
Expanding Toolkit
– Consistent forward pricing programs
– Final Price Deferred (FPDs) pricing
– Others tools under development and in pilots

Factors to Watch or Game Changers

Forecasting = Developing and handicapping plausible scenarios
Key Crop Nutrient Market
Drivers
Income Growth
Exchange Rates
Ag Commodity Prices
Farm Profitability
Energy Costs
Raw Materials Costs
New Project Development
New Industry Entrants
Consumer Tastes/Preferences
Uncontrollable and
Unpredictable Variables
Macroeconomic Environment
Political Change
Government Policies
Technical Change
Corporate Strategies
Social Change
Natural Disasters
Strategy = Placing bets on highest-handicapped scenarios

What are the Game Changers?

Potential Game Changers Today
1. Macroeconomic Environment:  Impact
of Dollar on Crop Prices
2. Political Change:  Political Unrest
Impact on Key Economies
3. Government Policies:  Political
Support for Biofuels
4. Government Policies:  NPK Capacity
Expansions for Diversification Goals
5. Technical Change:  Cheap Energy
Era Returns Due to Fracking
Technology
6. Technical Change:  New Seed
Varieties Require Innovative Products
7. Corporate Strategies:  Leading Mining
companies enter the PK industries
Top 5 Game Changers 1990-2011
1. Government Policy:  China develops
its own N&P industries
2. Political Change:  The break-up of the
former Soviet Union
3. Government Policy:  USA builds a
large ethanol industry
4. Government Policy:  Indian fertilizer
subsidy underpins demand growth
5. Technical Change:  Hydraulic
fracturing lowers U.S. natural gas
prices

Navigating Today’s Volatile Crop Nutrient Markets
2012 CoBank Knowledge Exchange Forum:
The Globalization of Agriculture:  An Era of Promise and Challenge
Chicago, Ill
June 6-7, 2012
Dr. Michael R. Rahm
Vice President, Market and Strategic Analysis
The Mosaic Company
Thank You!